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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 29, 1998
                                                       ------------------

                      Chase Mortgage Finance Corporation
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                (Exact name of registrant specified in Charter)

      Delaware                     333-56081                    52-1495132
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   (State or other                (Commission                 (IRS Employee
   jurisdiction of                File Number)              Identification No.)
   incorporation)

                343 Thornall Street
                     Edison, NJ                                  08837
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      (Address of principal executive offices)                  Zip Code

          Registrant's telephone, including area code: (732) 205-0600


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        (Former name and former address, if changed since last report)


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ITEM 5.           Other Events
                  ------------

                  Filing of Legality and Tax Opinions
                  -----------------------------------

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 1998-AS2 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion


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           Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE MORTGAGE FINANCE
                                       CORPORATION

September 29, 1998

                                       By: /s/ Eileen A. Lindblom
                                           -------------------------------
                                       Name:  Eileen A. Lindblom
                                       Title: Vice President




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                               INDEX TO EXHIBITS

Exhibit No.                Description                        Page
-----------                -----------                        ----

(99.1)                     Legal Opinion                       5